UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2006
LANCER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Texas	0-13875	74-1591073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas	78219
(Address of Principal Executive Offices)	(Zip Code)
(210) 310-7000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Lancer Corporation issued a press release on January 31, 2006, announcing that the stockholders of Lancer Corporation voted to adopt the Agreement and Plan of Merger, dated October 18, 2005, by and between Lancer Corporation and Hoshizaki America, Inc., at a special meeting of stockholders held on January 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release, dated January 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, Lancer Corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 31, 2006	LANCER CORPORATION

	By:	/s/ Christopher D. Hughes
Christopher D. Hughes, Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press Release, dated January 31, 2006.